UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 1, 2004
                                                  ------------




                        BNP Residential Properties, Inc.
             (Exact name of registrant as specified in its charter)



Maryland                              1-9496                     56-1574675
--------                              ------                     ----------
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100











                                                      Total number of pages: 3
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Item 5.  Other Events and Regulation FD Disclosure

         On June 1, 2004, BNP Residential Properties, Inc. issued a press release announcing that B. Mayo Boddie, citing his age and a desire to scale back on his work-related commitments not related to Boddie-Noell Enterprises, has resigned his position as Director of the Company. Mr. Boddie previously served as Chairman of the Company's Board of Directors from our inception in 1987 through January 2004.

         The Company has no immediate plans to fill the vacancy created by Mr. Boddie's resignation.

         A copy of this press release is included as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release, dated June 1, 2004, "BNP Announces Resignation of Director"




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BNP Residential Properties, Inc.
                                 (Registrant)



June 2, 2004                     by:   /s/ Pamela B. Bruno
                                    -----------------------------
                                 Pamela B. Bruno
                                 Vice President and
                                 Chief Accounting Officer




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